                                                                    Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, Registration Number 333-33998.



/s/ Arthur Andersen LLP

Pittsburgh, Pennsylvania,
June 28, 2000